UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
April 27, 2020

On Deck Capital, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36779	42-1709682
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)
1400 Broadway, 25th Floor
New York, New York 10018
(Address of principal executive offices, including ZIP code)
(888) 269-4246
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.005 per share	ONDK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b– 2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

LAOD Facility Amendment

On April 27, 2020, Loan Assets of OnDeck, LLC (“LAOD”), a wholly-owned subsidiary of On Deck Capital, Inc. (the “Company”), amended (the “LAOD Amendment”) its asset-backed revolving debt facility (the “LAOD Facility”) to further modify the Credit Agreement, dated as of April 13, 2018, by and among LAOD, as Borrower, the Lenders party thereto from time to time, 20 Gates Management LLC, as Administrative Agent for the Class A Lenders, and Deutsche Bank Trust Company Americas, as Paying Agent and as Collateral Agent. Certain capitalized terms not defined in this report are used with the meanings ascribed to them in the LAOD Facility as amended by prior amendments thereto and the LAOD Amendment.

Pursuant to the LAOD Amendment, from April 27, 2020 to July 16, 2020 (the “Amendment Period”) no Borrowing Base Deficiency shall be deemed to occur under the LAOD Facility. In addition, no portfolio performance tests in the LAOD Facility shall be conducted until the first Interest Payment Date occurring following the Amendment Period. During the Amendment Period, the Lenders are not obligated to make any loans to LAOD, LAOD is restricted from purchasing receivables from the Company (other than certain subsequent line of credit advances) and any cash remaining in the LAOD Facility is not permitted to be distributed to the Company. Following the Amendment Period, the applicable advance rate shall be reduced to 72%.

The foregoing description of the LAOD Amendment does not purport to be complete and is qualified in its entirety by reference to (i) the LAOD Amendment, which will be filed as an exhibit to the Company's Quarterly Report on Form 10-Q for the quarter ending June 30, 2020 and (ii) the LAOD Agreement, and prior amendments thereto, which were filed as Exhibits 10.27, 10.28 and 10.29 to Company’s Annual Report on Form 10-K for the year ended December 31, 2019.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 30, 2020	On Deck Capital, Inc.

/s/ Kenneth A. Brause
Kenneth A. Brause Chief Financial Officer